Other assets	12 Months Ended
Dec. 31, 2025
Other Assets1 [Abstract]
Other assets	Other assets

	2025	2024
	$	$

Reclamation deposits	68,808	54,375
Restricted cash	6,109	5,054
Prepaid withholding tax	—	14,473
Other	69	62
	74,986	73,964

Reclamation deposits include amounts for the Fekola Mine of $27 million (2024 - $22 million), for the Otjikoto Mine of $23 million (2024 – $18 million), for the Goose Mine of $14 million (2024 - $11 million) and for the Masbate Mine of $5 million (2024 - $4 million).
During the year ended December 31, 2024, the Company advanced $2 million to its associate BeMetals. Also, during the year ended December 31, 2024, the Company recorded an expected credit loss of $7 million on its loan to its associate.